UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.)

Filed by the Registrant ☒	Filed by a party other than the Registrant
Check the appropriate box:

Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
☒ Definitive Additional Materials
Soliciting Material under §240.14a-12
BALLY’S CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☒	No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

BALLY'S CORPORATION

2024 Annual Meeting
Vote by May 15, 2024
11:59 PM EDT

BALLY'S CORPORATION
100 WESTMINSTER STREET
PROVIDENCE, RI 02903

V41972-P06621

You invested in BALLY'S CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 16, 2024.**

Get informed before you vote

View the Notice & Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 2, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 16, 2024
2:00 PM EDT

Virtually at:
www.virtualshareholdermeeting.com/BALY2024

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items		Board Recommends
1.	To elect the following nominees to hold office for a term of three years.	
	Nominees:	
1a.	Terrence Downey	For
1b.	Jaymin B. Patel	For
1c.	Wanda Young Wilson	For
2.	Ratification of the appointment of independent registered public accounting firm.	For
3.	Approve, on a non-binding advisory basis, the compensation of the Company's named executive officers.	For
4.	A shareholder proposal regarding a report on the adoption of a smokefree policy.	Against

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

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V41973-P06621